Exhibit 10.2

CONSENT AND AMENDMENT AGREEMENT

THIS CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of September 15, 2020, is entered into by and among Staffing 360 Solutions, Inc. (the “Company”), Faro Recruitment America, Inc. (“Faro”), Monroe Staffing Services, LLC (“Monroe”), Staffing 360 Georgia, LLC, a Georgia limited liability company (“S360 Georgia”), Lighthouse Placement Services, Inc. (“Lighthouse”), Key Resources, Inc., a North Carolina corporation (“Key Resources”; together with each of Faro, Monroe, S360 Georgia and Lighthouse referred to herein collectively as the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Company are referred to herein collectively as the “Obligors”), and Jackson Investment Group, LLC (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Obligors and Purchaser are parties to that certain Amended and Restated Note Purchase Agreement, dated as of September 15, 2017 (the “Original Purchase Agreement”), as amended by that certain (i) First Omnibus Amendment, Joinder and Reaffirmation Agreement dated as of August 27, 2018 (the “First Omnibus Amendment”), (ii) Second Omnibus Amendment and Reaffirmation Agreement dated as of November 15, 2018 (the “Second Omnibus Amendment”), (iii) Third Omnibus Amendment and Reaffirmation Agreement dated as of February 7, 2019 (the “Third Omnibus Amendment”), and (iv) Fourth Omnibus Amendment and Reaffirmation Agreement dated as of August 29, 2019 (the “Fourth Omnibus Amendment”; the Original Purchase Agreement as amended by the First Omnibus Amendment, the Second Omnibus Amendment, the Third Omnibus Amendment and the Fourth Omnibus Amendment is referred to herein as the “Existing Purchase Agreement”, and the Existing Purchase Agreement as amended by this Agreement and as the same may hereafter further be amended, restated, supplemented or otherwise modified from time to time is referred to herein as the “NPA”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the NPA), pursuant to which, among other things, the Company issued (a) that certain Amended and Restated 12% Senior Secured Promissory Note due September 15, 2020, dated November 15, 2018, in the principal amount of $27,312,000 (the “Amended and Restated Note”) pursuant to the Existing Purchase Agreement and in connection with the Debt Exchange Agreement, and (b) that certain 12% Senior Secured Promissory Note due September 15, 2020, dated August 27, 2018, in the principal amount of Eight Million Four Hundred Twenty-Seven Thousand Seven Hundred Ninety-Four Dollars ($8,427,794) (the “Second Senior Note”; together with the Amended and Restated Note referred to herein collectively as the “Notes”) issued by the Company to Purchaser on August 27, 2018 pursuant to Section 2.1(b) of the Existing Purchase Agreement;

WHEREAS, the Subsidiary Guarantors have guaranteed all of the Obligations pursuant to the terms of Obligors pursuant to Article 4 of the NPA (the “Guaranty”), and all of the Obligations are secured pursuant to the Security Documents; and

WHEREAS, the Obligors have requested that Purchaser consent to a thirty (30) day extension of the stated maturity of the Notes from September 15, 2020 to October 15, 2020 and to the related amendment of the definition of Maturity Date as set forth in the Existing Purchase Agreement and the Notes to reflect such requested extension, and Purchaser is willing to consent to such requested extension and related amendments, in each case, upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  CONSENT AND AMENDMENT.

1.1Consent to Extension of Stated Maturity and Related Amendment.  Subject to the terms and conditions set forth in this Agreement, including the conditions to effectiveness set forth in Section 2 hereof, (a) Purchaser hereby consents to a thirty (30) day extension of the stated maturity of the Notes from September 15, 2020 to October 15, 2020, and (b) each of the parties hereto agree that the reference to the date “September 15, 2020” in the definition of Maturity Date as set forth in the Existing Purchase Agreement and each of the Notes is hereby amended to replace said reference with the date “October 15, 2020”.

1.2No Implied Waiver or Modification.  Except for Purchaser’s consent to extension and the related amendment of the Existing Purchase Agreement and Notes, each as expressly set forth above in Section 1.1 hereof, the Existing Purchase Agreement, the Notes and all other Note Documents shall remain unchanged and in full force and effect, and nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or to modify, affect or impair the perfection, priority or continuity of Purchaser’s Liens in any Collateral or the Guaranty by the Obligors. Without limiting the foregoing, each of the Obligors hereby acknowledge and agree that (a) Purchaser’s consent to extension of the stated maturity of the Notes and to the related amendment to the Existing Purchase Agreement and the Notes, each as expressly set forth above in Section 1.1, are granted on a one-time basis only and Purchaser is under no obligation whatsoever to agree to any further extension requests in respect of the stated maturity of the Notes or to any further amendments to the NPA or any other Note Documents, and (b) upon the occurrence and during the continuance of any Event of Default, whether now existing or hereafter arising, Purchaser shall be entitled to accelerate the stated maturity date of the Notes and all other Obligations in addition to exercising any and all rights and remedies provided for in the Note Documents and under applicable law.

SECTION 2.  CONDITION TO EFFECTIVENESS.  This Agreement shall be effective as of the date of this Agreement upon Purchaser’s receipt of executed counterparts of this Agreement, duly executed and delivered by each of the undersigned Obligors and Purchaser.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

3.1Representations and Warranties.  In order to induce Purchaser to enter into this Agreement, each of the undersigned Obligors hereby represents and warrants to Purchaser as follows: (a) each of the representations and warranties contained in the Note Documents is true and correct on and as of the date hereof, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true on and as of such date) and no Default or Event of Default exists; (b) this Agreement and the other Note Documents have been duly executed and delivered to Purchaser by each Obligor and are in full force and effect, as modified hereby; and (c) the execution and delivery and performance of this Agreement by each of the undersigned Obligors will not violate any law, rule, regulation or order or contractual obligation or organizational document of such Obligor and will not result in, or require, the creation or imposition of any Lien on any of its or any other Obligor’s properties or revenues.

SECTION 4.  ACKNOWLEDGEMENT AND REAFFIRMATION.

4.1Each of the undersigned Obligors hereby acknowledges and confirms that (a) as of the date hereof, Purchaser has performed fully all of its obligations under the Note Documents, (b) by entering into this Agreement, except to the extent as expressly set forth in Section 1.1, none of the terms of the Note Documents are being amended, waived, released or otherwise modified, and this Agreement does not constitute a waiver of any Default or Event of Default or a waiver or release by Purchaser of any of its rights or remedies under such Note Documents or applicable law or any of the obligations of any Obligor, and (c) nothing expressed or implied in this Agreement shall be construed as (i) a substitution or novation of any of the Notes or of any outstanding Obligation, all of which shall remain in full force and effect in accordance with their terms, except to the extent as expressly modified as forth in Section 1.1, or (ii) a release or other discharge of any Obligor under any Note Document from any of its obligations and liabilities thereunder.  Each of the undersigned Obligors hereby reaffirms (a) all of its obligations under the Notes and the other Note Documents, and agrees that this Agreement and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge any Obligor’s obligations under any of the Transaction Documents, and (b) the continuing security interests in its respective assets granted in favor of Purchaser pursuant to the Security Documents.

SECTION 5.  MISCELLANEOUS.

5.1Successors and Assigns, Etc.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  All representations, warranties and covenants made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart to this Agreement by telecopy or other electronic means (e.g., pdf) shall be effective as an original and shall constitute a representation that an original will be delivered.

5.2Release and Waiver of Subrogation.  Each of the undersigned Obligors hereby irrevocably remise, release, acquit, satisfy and forever discharge Purchaser and its agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of Purchaser (collectively, the “Releasees”) of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had or now has against any of the Releasees, for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to any of the Note Documents (including this Agreement and the transactions contemplated hereby) through the date hereof; provided, that the foregoing clause shall not apply to a Releasee in the event of fraud or willful misconduct of such Releasee.

5.3Additional Provisions.  In order to induce Purchaser to enter into this Agreement, the Company covenants and agrees that, the Company shall reimburse the Purchaser for all reasonable fees and expenses of Purchaser’s counsel, Kilpatrick Townsend & Stockton LLP (“KTS”), incurred in connection with preparation, negotiation of this Agreement and for any other outstanding fees and expenses of KTS required to be paid by the Company under the Note Documents, in each case, to the extent invoiced by KTS to the Purchaser. The foregoing fee and expense reimbursement provision is in addition to and not in limitation of the Company’s obligations to reimburse the Purchaser for all fees and expenses, including attorneys’ fees, incurred in connection herewith or otherwise upon demand in accordance with the provisions of Section 10.3 of the Purchase Agreement.   Further, each of the Obligors agrees that the failure of the Company to fully and timely comply with any of the covenants in this Section or with any other covenants, agreements or obligations of the Company or such other Obligor set forth in this Agreement shall constitute an immediate Event of Default.  This Agreement constitutes a Note Document.

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IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Consent and Amendment Agreement as of the day and year first above written.

OBLIGORS: STaffing 360 solutions, inc. By: /s/ Brendan Flood Name: Brendan Flood Title: Chairman and Chief Executive Officer

FARO RECRUITMENT AMERICA, INC.

By: /s/ Brendan Flood

Name: Brendan Flood

Title:   President and Chief Executive Officer

MONROE STAFFING SERVICES, LLC

By: /s/ Brendan Flood

Name:  Brendan Flood

Title:    President and Chief Executive Officer

Staffing 360 Georgia, LLC

By: /s/ Brendan Flood

Name:  Brendan Flood

Title:    President and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC.

By: /s/ Brendan Flood

Name:  Brendan Flood

Title:    President

KEY RESOURCES, INC.

By: /s/ Brendan Flood

Name: Brendan Flood

Title:   President and Chief Executive Officer

PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By: /s/ Richard L. Jackson

Name:  Richard L. Jackson

Title:    Chief Executive Officer

[Signature page to Consent and Amendment Agreement dated September 2020]

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